UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 11, 2025

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 7.01	Regulation FD Disclosure.

On July 11, 2025, Capricor Therapeutics, Inc. (the “Company” or “Capricor”) issued a press release announcing that it has received a Complete Response Letter (CRL) from the U.S. Food and Drug Administration (FDA) regarding its Biologics License Application (BLA) for Deramiocel, the Company’s lead cell therapy candidate for the treatment of cardiomyopathy associated with Duchenne muscular dystrophy (DMD).

In the CRL, the FDA stated that it had completed its review of the application but was unable to approve the BLA in its current form, citing the BLA does not meet the statutory requirement for substantial evidence of effectiveness and the need for additional clinical data. The CRL also referenced certain outstanding items in the Chemistry, Manufacturing, and Controls (CMC) section of the application, most of which the Company believes it has addressed in communications to the FDA in response to prior comments before receipt of the letter, but which were not reviewed by the FDA due to the timing of the CRL issuance. The FDA confirmed that it will restart the review clock upon resubmission. In addition, the agency offered the Company the opportunity to request a Type A meeting to discuss the path forward. Capricor plans to engage further with the FDA to determine the appropriate next steps and intends to resubmit its BLA to include data from the ongoing Phase 3 HOPE-3 trial in the third quarter of 2025 in support of its pursuit of an indication for the treatment of cardiomyopathy associated with Duchenne muscular dystrophy.

A copy of the press release has been filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, titled “Capricor Therapeutics Provides Regulatory Update on Deramiocel BLA for Duchenne Muscular Dystrophy”, dated July 11, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: July 11, 2025	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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